UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021 (January 29, 2021)

GROWTH CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Ave,

New York, NY 10174

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-895-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	GCACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GCAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	GCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2021, Growth Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units sold upon the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-248087) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 18, 2020 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated January 29, 2021 by and between the Company and Maxim Group LLC (“Maxim”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Business Combination Marketing Agreement, dated January 29, 2021, by and between the Company and Maxim, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	Letter Agreements, dated January 29, 2021, by and between the Company and each of its officers and directors, Growth Capital Sponsor LLC (the “Sponsor”), Nautilus Carriers LLC (“Nautilus”) and HB Strategies LLC (“HB”), copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Registration Rights Agreements, dated January 29, 2021, by and between the Company and each of the Sponsor, Nautilus, HB and the Company’s independent directors, copies of which are attached as Exhibits 10.6, 10.7, 10.8 and 10.9 hereto and incorporated herein by reference.

•	Private Placement Warrant Purchase Agreements (the “Private Warrant Purchase Agreement”), dated January 29, 2021, by and between the Company and each of the Sponsor, Nautilus and HB, copies of which are attached as Exhibit 10.10, 10.11 and 10.12 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated January 29, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Warrant Purchase Agreements, the Company completed the private sale of an aggregate of 5,175,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,175,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor, Nautilus and HB have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, Nautilus or HB or their permitted transferees. In addition, for as long as the Private Placement Warrants are held by the Sponsor, Nautilus and HB, such warrants may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, effective the same day. The terms of the Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000, comprised of $168,337,625 of the proceeds from the IPO and $4,162,375 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Charter (a) to allow redemption in connection with the Company’s initial business combination or modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or such later date as extended pursuant to the Charter (the “Deadline”) or (b) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination by the Deadline, subject to applicable law.

On January 29, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 29, 2021, by and between the Company and Maxim as representative of the several underwriters.
1.2	Business Combination Marketing Agreement, dated January 29, 2021, by and between the Company and Maxim.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 29, 2021, by and between the Company and the Sponsor.
10.2	Letter Agreement, dated January 29, 2021, by and between the Company and Nautilus.
10.3	Letter Agreement, dated January 29, 2021, by and between the Company and HB.
10.4	Letter Agreement, dated January 29, 2021, by and among the Company and its officers and directors.
10.5	Investment Management Trust Agreement, dated January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.6	Registration Rights Agreement, dated January 29, 2021, by and between the Company and the Sponsor.
10.7	Registration Rights Agreement, dated January 29, 2021, by and between the Company and Nautilus.
10.8	Registration Rights Agreement, dated January 29, 2021, by and between the Company and HB.
10.9	Registration Rights Agreement, dated January 29, 2021, by and between the Company and its directors.
10.10	Private Placement Warrant Purchase Agreement, dated January 29, 2021, by and between the Company and the Sponsor.
10.11	Private Placement Warrant Purchase Agreement, dated January 29, 2021, by and between the Company and Nautilus.
10.12	Private Placement Warrant Purchase Agreement, dated January 29, 2021, by and between the Company and HB.
10.13	Administrative Services Agreement, dated January 29, 2021, by and between the Company and the Sponsor.
99.1	Press Release, dated January 29, 2021.
99.2	Press Release, dated February 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWTH CAPITAL ACQUISITION CORP.

	By:	/s/ George Syllantavos
Name: George Syllantavos
Title: Co-Chief Executive Officer

Dated: February 4, 2021